                                                                   EXHIBIT 10.17

                         PLEDGE AND SECURITY AGREEMENT
                                   (Borrower)

          THIS PLEDGE AND SECURITY AGREEMENT (the "Borrower Security Agreement") is made and dated as of December 18, 1998 by and between DOLLAR FINANCIAL GROUP, INC., a New York corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, the "Administrative Agent") for itself and the Lenders under (and as that term and capitalized terms not otherwise defined herein are defined in) that certain Credit Agreement dated of even date herewith by and among Borrower, the Parent, the Administrative Agent, the Arrangers, the Syndication Agent and the Lenders from time to time party thereto (as amended, extended and replaced from time to time, the "Credit Agreement").

                                    RECITALS

          A. Pursuant to the Credit Agreement the Lenders have agreed to extend credit to the Borrower from time to time.

          B. As a condition precedent to the Lenders' obligation to extend credit under the Credit Agreement and as security for the payment and performance of the Obligations, Borrower is required to execute and deliver this Borrower Security Agreement, and to pledge and to grant to the Administrative Agent on behalf of itself and the Lenders (collectively, the "Secured Parties") and to create a security interest in certain property of Borrower, as hereinafter provided.

          NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

          1.  Appointment of Administrative Agent.  Pursuant to Paragraph 10(a)
              -----------------------------------
of the Credit Agreement, each Lender has appointed the Administrative Agent as its agent hereunder. The Administrative Agent shall act as secured party, agent, bailee and custodian for the exclusive benefit of the Secured Parties with respect to the Borrower Collateral (as defined below). The Administrative Agent hereby accepts such appointment and agrees that the Administrative Agent will act with respect to the Borrower Collateral for the exclusive benefit of the Secured Parties and is not, and shall not at any time in the future be, subject with respect to the Borrower Collateral, in any manner or to any extent, to the direction or control of the Borrower except as expressly permitted hereunder, under the other Loan Documents or as required by law. The Administrative Agent shall act in accordance with this Borrower Security Agreement and in accordance with any written instructions properly delivered pursuant hereto.

          2.  Grant of Security Interest.  Borrower hereby pledges, assigns and
              --------------------------
grants to the Administrative Agent, for the pro rata, pari passu benefit of the Lenders in accordance with the outstanding Obligations from time to time owing to them respectively, a security interest in the property described in Paragraph 3 below (collectively and severally, the "Borrower

Collateral") to secure payment and performance of the obligations of Borrower described in Paragraph 5 below (collectively and severally, the "Borrower Obligations").

          3.  Borrower Collateral.  The Borrower Collateral shall consist of all
              -------------------
right, title and interest of Borrower in and to the following:

          (a) All shares of capital stock of each now existing and hereafter formed or acquired Subsidiary of Borrower, now owned and hereafter acquired by Borrower, together with all new, substituted and additional securities at any time issued with respect thereto (collectively and severally, the "Pledged Shares", with all the Pledged Shares in existence as of the date hereof being listed and described on Schedule 1 hereto) and all voting or other rights now
                        ----------
or hereafter exercisable and all cash and noncash dividends and all other property now or hereafter receivable with respect to any of the foregoing; provided, however, that with respect to each Subsidiary of Borrower which is a Foreign Subsidiary, the Pledged Shares shall include shares which may constitute less than one hundred percent (100%) but no less than sixty-five percent (65%) of the voting capital stock of such Subsidiary;

          (b) All now existing and hereafter arising rights of the holder of Pledged Shares with respect thereto, including, without limitation, all voting rights and all rights to cash and noncash dividends and other distributions on account thereof;

          (c) All of Borrower's right, title and interest in and to (but not Borrower's obligations under) all now existing and hereafter arising contracts and agreements to which Borrower is party, including, without limitation, each of the agreements listed on Schedule 2 hereto, in each case as such agreements
                            ----------
may be amended, supplemented or otherwise modified from time to time (such agreements, as so amended, supplemented or modified, individually, an "Assigned Agreement", and collectively, the "Assigned Agreements"), including, without limitation, all rights of Borrower to receive moneys due and to become due under or pursuant to the Assigned Agreements, all rights of Borrower to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, all claims of Borrower for damages arising out of or for breach of or default under the Assigned Agreements, and all rights of Borrower to terminate, amend, supplement or modify the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder; provided, however, that with respect to any such contract or agreement where the grant of a security interest in Borrower's right, title and interest therein is prohibited by the terms thereof, or would give any other party the right to terminate its obligations thereunder, or is not permitted because any necessary consent to such grant has not been obtained, the Collateral shall include only the rights of Borrower to receive moneys due and to become due, if any, under or pursuant to such contract or agreement;

          (d) All now existing and hereafter arising receivables, accounts, contracts, contract rights, chattel paper, documents, instruments and general intangibles of Borrower, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of Borrower now or hereafter arising in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such receivables, contracts, contract rights, chattel paper, documents, instruments and general intangibles, including each note receivable referred to in Schedule 3 attached
                                                           ----------
hereto (any and all such receivables, contracts, contract rights, chattel paper, documents and instruments being the "Receivables", and any and all such security agreements, guaranties, leases and other contracts being the "Related Contracts");

          (e) All inventory of Borrower, now owned and hereafter acquired, wherever located, including, without limitation, all merchandise, goods and other personal property which are held for sale or lease, all raw materials, work in process, materials used or consumed in Borrower's business and finished goods, all goods in which Borrower has an interest in mass or a joint or other interest or gifts of any kind (including goods in which Borrower has an interest or right as consignee), and all goods which are returned to or repossessed by Borrower, together with all additions and accessions thereto and replacements therefor and products thereof and documents therefor (any and all of the foregoing being the "Inventory");

          (f) All equipment of Borrower, now owned and hereafter acquired, wherever located, and all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor, including, without limitation, all machinery, tools, dies, blueprints, catalogues, computer hardware and software, furniture, furnishings and fixtures (any and all of the foregoing being the "Equipment");

          (g) All now existing and hereafter acquired Intellectual Property Collateral owned by Borrower or used in Borrower's business; provided, however,
                                                             --------  -------
that with respect to any Computer Hardware and Software Collateral where the grant of a security interest in Borrower's right, title and interest therein is prohibited by the terms thereof, or would give any other party the right to terminate its obligations thereunder, or is not permitted because any necessary consent to such grant has not been obtained, the Collateral shall include only the rights of Borrower to receive moneys due and to become due, if any, under or pursuant to such Computer Hardware and Software Collateral;

          (h) All deposit accounts, now existing and hereafter arising or established, maintained in Borrower's name with any financial institution, including, without limitation, those accounts described more particularly on
Schedule 4 attached hereto, and any and all funds at any time held therein and
----------
all certificates and instruments, if any, from time to time representing, evidencing or deposited into such accounts, and all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (i) All now existing and hereafter acquired books, records, writings, data bases, information and other property relating to, used or useful in connection with, embodying, incorporating or referring to, any of the foregoing Borrower Collateral;

          (j) All other property of Borrower now or hereafter in the possession, custody or control of the Administrative Agent, and all property of Borrower in which the Administrative Agent now has or hereafter acquires a security interest;

          (k) All now existing and hereafter acquired cash and cash equivalents held by Borrower not otherwise included in the foregoing Collateral; and

          (l) All products and proceeds of the foregoing Borrower Collateral. For purposes of this Borrower Security Agreement, the term "proceeds" includes whatever is receivable or received when Borrower Collateral or proceeds thereof is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto. Notwithstanding the foregoing, the Borrower Collateral shall not include the leasehold interest in any equipment, nor any equipment acquired under purchase money financing permitted under the Credit Agreement, if the granting of a security interest therein would violate the terms of the lease or financing documents.

          4.  Intellectual Property Collateral.  For purposes of this Borrower
              --------------------------------
Security Agreement, the terms set forth below shall have the following meanings:

     "Computer Hardware and Software Collateral" means:
      -----------------------------------------

          (a) All of Borrower's computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

          (b) All of Borrower's software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by Borrower, designed for use on the computers and electronic data processing hardware described in clause (a) above;
                                                               ----------

          (c) All firmware associated therewith;

          (d) All documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and
                           -----------         ---

          (e) All rights with respect to all of the foregoing, including, without limitation, any and all of Borrower's copyrights, licenses, options, warranties, service contracts, program services, test rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

     "Copyright Collateral" means all copyrights and all semi-conductor chip
      --------------------
product mask works of Borrower, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including, without limitation, all of Borrower's right, title and interest in and to all copyrights and mask works registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights and mask works (if any) referred to in Schedule 5 attached hereto, and all applications
                              ----------
for registration thereof, whether pending or in preparation, all copyright and mask work licenses, including, without limitation, each copyright and mask work license referred to in Schedule 5 attached hereto, the right of Borrower to sue
                       ----------
for past, present and future infringements of any thereof, all rights of Borrower corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims damages and proceeds of suit.

     "Intellectual Property Collateral" means, collectively, the Computer
      --------------------------------
Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

     "Patent Collateral" means:
      -----------------

          (a) All of Borrower's letters patent and applications for letters patent throughout the world, including all of Borrower's patent applications in preparation for filing anywhere in the world and with the United States Patent and Trademark Office and including, without limitation, each patent and patent appellation referred to in Schedule 6 attached hereto;
                           ----------

          (b) All of Borrower's patent licenses, including, without limitation, each patent license referred to in Schedule 6 attached hereto;
                                   ----------

          (c) All reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clauses
                                                                         -------
(a) and (b); and
---     ---

          (d) All proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringements suits), the right of Borrower to sue third parties for past, present or future infringements of any patent or patent application of Borrower, including any patent or patent applications referred to in Schedule 6 attached hereto, and for breach of
                            ----------
enforcement of any patent license, including any patent, license referred to in
Schedule 6 attached hereto, and all rights corresponding thereto throughout
----------
the world.

     "Trademark Collateral" means:
      --------------------

          (a) All of Borrower's trademarks, trade names, corporate names, business names, fictitious business names, trade styles, service marks, certification makers, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including, without limitation, those Trademarks (if any) referred to in Schedule 7 attached hereto;
                                   ----------

          (b) All of Borrower's Trademark licenses, including, without limitation, each Trademark license (if any) referred to in Schedule 7 attached
                                                           ----------
hereto;

          (c) All reissues, extensions or renewals of any of the items described in clauses (a) and (b);
   -----------     ---

          (d) All of the goodwill of the business of Borrower connected with the use of, and symbolized by the items described in, clauses (a) and (b), and
                                                  -----------     ---

          (e) All proceeds of, and rights of Borrower associated with, the foregoing, including any claim by Borrower against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Schedule 7 attached hereto, or
                                                 ----------
for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

     "Trade Secrets Collateral" means common law and statutory trade secrets and
      ------------------------
all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of Borrower (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret license, including each Trade Secret license referred to in Schedule 8 attached hereto, and including the right to sue for
               ----------
and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

          5.  Borrower Obligations.  The Borrower Obligations secured by this
              --------------------
Borrower Security Agreement shall consist of all Obligations of Borrower under the Credit Agreement and each other Loan Document to which Borrower is party, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred.

          6.  Indemnification.  Borrower shall indemnify the Administrative
              ---------------
Agent and its agents, officers and employees and hold the Administrative Agent and its agents, officers and employees harmless from and against any and all claims, losses, liabilities, penalties, actions, suits, judgments, costs, expenses and/or damages (including, without limitation, reasonable and documented attorneys' fees and disbursements and special or consequential damages) of any kind whatsoever which may at any time be imposed on, assessed against or incurred by the Administrative Agent or its agents, officers and employees: (1) in any way relating to or arising out of the Loan Documents to which Borrower is party or any documents contemplated by or referred to therein to which Borrower is party or the transactions contemplated thereby or any action taken or omitted to be taken by the Administrative Agent or its agents, officers and employees with respect to the foregoing; or (2) in any manner resulting from any action taken or omitted to be taken by the Administrative Agent or its agents, officers and employees with respect to the Borrower Collateral in accordance with written instructions given pursuant to the terms and provisions of this Borrower Security Agreement; provided, however, that under no circumstance shall Borrower be liable for any portion of any amount described in clause (1) or (2) above arising out of or resulting from the gross negligence or willful misconduct of the Administrative Agent. The indemnification obligations of Borrower under this subparagraph (b) shall survive termination of this Borrower Security Agreement and payment in full of the Obligations. Attorneys fees and disbursements incurred in enforcing, or on appeal from, a judgment pursuant hereto shall be recoverable separately from and in addition to any other amount included in such judgment, and this clause is intended to be severable from the other provisions of this Borrower Security Agreement and to survive and not be merged into such judgment.

          7.  Borrower Remains Liable.  Anything herein to the contrary
              -----------------------
notwithstanding,

          (a) Borrower shall remain liable under the contracts and agreements included in the Borrower Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Borrower Security Agreement had not been executed;

          (b) The exercise by the Administrative Agent of any of its rights hereunder shall not release Borrower from any of Borrower's duties or obligations under any such contracts or agreements included in the Borrower Collateral; and

          (c) Neither the Administrative Agent nor any Lender shall have any obligation or liability under any such contracts or agreements included in the Borrower Collateral by reason of this Borrower Security Agreement, nor shall the Administrative Agent or any Lender be obligated to perform any of the obligations or duties of Borrower thereunder or to take action to collect or enforce any claims for payment assigned hereunder.

          8.  Duties and Obligations of Borrower.
              ----------------------------------

          (a) Borrower shall defend at its own costs:

              (i)  Its rights in the Borrower Collateral, and

              (ii) The security interests of the Administrative Agent in and to the Borrower Collateral pursuant to this Borrower Security Agreement as a valid, perfected lien upon the Borrower Collateral. Borrower covenants and agrees that it will have title to and right to pledge any other property at any time hereafter pledged to the Administrative Agent as Borrower Collateral under this Borrower Security Agreement.

          (b) Borrower will promptly notify the Administrative Agent of any attachment or other legal process levied against any of the Borrower Collateral and any information received by Borrower relating to the Borrower Collateral which could reasonably be expected to have a material adverse effect on the value of the Borrower Collateral or the rights and remedies of the Administrative Agent with respect thereto.

          9.    Representations and Warranties of Borrower.   Borrower hereby
                ------------------------------------------
represents and warrants to the Secured Parties as follows:

          (a) Location of Borrower Collateral, etc..  All of the Equipment,
              -------------------------------------
Inventory and lock boxes of Borrower are located at the places specified in
Schedule 9 hereto.  None of the Equipment and Inventory of Borrower has, within
----------
the four months preceding the date of this Borrower Security Agreement, been located at any place other than the places specified in Schedule 9 hereto.
                                                        ----------
The place(s) of business and the chief executive office of Borrower and the office(s) where Borrower keeps its books and records (including, without limitation, those concerning the Receivables) and all original copies of its Assigned Agreements are located at the address or addresses specified in
Schedule 9 hereto. All payments due or to become due under or in connection
----------
with any Assigned Agreement shall be made directly to Borrower and shall be forthwith deposited by such Borrower into an account of Borrower listed on
Schedule 4 hereto. In the event any Receivables and rights to payment under
----------
Assigned Agreements are evidenced by a promissory note or other instrument, the same have been delivered to the Administrative Agent upon request or as otherwise required pursuant to the Loan Documents. Except for the trade names listed on Schedule 7 hereto, Borrower has not used any other trade names.
          ----------
Borrower has not been known by any legal name different from the one set forth on the signature page hereto, nor has Borrower been the subject of any merger or corporate reorganization (other than the merger pursuant to the Acquisition Agreement). If the Borrower Collateral includes any Inventory located in the State of California, Borrower is not a "retail merchant" within the meaning of
Section 9102 of the Uniform Commercial Code - Secured Transactions of the State of California. If Borrower is a party to any Federal, state or local government contract, Borrower shall duly comply with the terms of the Federal Assignment of Claims Act, to the extent required to perfect the first priority security interest in favor of the Administrative Agent.

          (b) Ownership, No Liens, etc.  Borrower owns the Borrower Collateral
              -------------------------
free and clear of any Lien, except for the security interest created by this Borrower Security Agreement and except as permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Borrower Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Borrower Security Agreement.

          (c) Possession and Control.  Borrower has exclusive possession and
              ----------------------
control of all of its Equipment and Inventory.

          (d) Intellectual Property Collateral.  With respect to any
              --------------------------------
Intellectual Property Collateral the loss, impairment or infringement of which is reasonably likely to result in a Material Adverse Effect: (i) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part; (ii) such Intellectual Property Collateral is valid and enforceable; (iii) Borrower has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including, without limitation, recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world; (iv) Borrower is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and (v) Borrower has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of Intellectual Property Collateral in full force and effect throughout the world, as applicable. Borrower owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of Borrower's business in any material respect.

          (e) Validity, etc.  This Borrower Security Agreement creates a valid
              -------------
first priority security interest in the Borrower Collateral, securing the payment of the Borrower Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

          (f) Pledged Shares.   Borrower is (or, in the case of after-acquired
              --------------
Pledged Shares, at the time Borrower acquires rights therein, will be) the record and beneficial owner of, and has good and marketable title to the Pledged Shares. The Pledged Shares constitute (or, in the case of after-acquired Pledged Shares, at the time Borrower acquires rights therein, will constitute) one hundred percent (100%) of the issued and outstanding shares of capital stock of all direct Subsidiaries of Borrower, which Subsidiaries are accurately and completely listed on Schedule 1 attached hereto, and there are no outstanding
                     ----------
options, warrants or other agreements with respect to such Pledged Shares except as provided in the Loan Documents. The Pledged Shares owned by the Borrower on the date hereof have been validly issued and are fully paid and nonassessable.

          10.  Certain Covenants.  Borrower covenants and agrees that, so long
               -----------------
As anyportion of the Borrower Obligations shall remain unpaid or any Lender shall have any obligation to extend credit under the Credit Agreement, Borrower will, unless the Administrative Agent shall otherwise consent in writing, perform the following obligations:

          (a) As to the Assigned Agreements.  Borrower shall, at its expense,
              -----------------------------
(i) perform and observe all the terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements pledged or assigned by it hereunder in full force and effect, enforce such Assigned Agreements in accordance with their terms and take all such action to such end as may be from time to time reasonably requested by the Administrative Agent except where failure to so act is not reasonably likely to result in a Material Adverse Effect; and (ii) furnish to the Administrative Agent promptly upon receipt thereof copies of all notices, request and other documents received by Borrower under or pursuant to the Assigned Agreements which are likely to have a material adverse effect on Borrower's rights under any such Assigned Agreement, and from time to time (A) furnish to the Administrative Agent such information and reports regarding the Borrower Collateral pledged or assigned by it hereunder as the Administrative Agent may reasonably request and (B) upon reasonable request of the Administrative Agent make to each other party to any Assigned Agreement such demand and requests for information and reports or for action as Borrower is entitled to make thereunder. In addition, if such action is reasonably likely to result in a Material Adverse Effect, Borrower shall not:
(i) cancel or terminate any Assigned Agreement or consent to or accept any cancellation or termination thereof; (ii) give any consent, waiver or approval under any Assigned Agreement; (iii) waive any default under or breach of any Assigned Agreement; (iv) amend or otherwise modify any Assigned Agreement involving aggregate consideration of $100,000.00 or more; (v) consent to or permit or accept any prepayment in excess of $25,000.00 of amounts to become due under or in connection with any Assigned Agreement, except as expressly provided therein; or (vi) take any other action in connection with any Assigned Agreement. Borrower agrees, and has effectively so instructed each other party to each Assigned Agreement pledged or assigned by it hereunder, that all payments due or to become due under or in connection with such Assigned Agreement shall be made directly to Borrower and Borrower agrees that all payments shall be forthwith deposited by Borrower into a deposit account of Borrower listed on Schedule 4 hereto.
                   ----------

          (b) As to Equipment and Inventory.  Borrower hereby agrees that it
              -----------------------------
shall: (i) keep all the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefore specified in Paragraph 9(a) above or, upon 30 days' prior written notice to the Administrative Agent, at such other places in a jurisdiction where all representations and warranties set forth in Paragraph 9 (including Paragraph 9(f)) shall be true and correct, and all action required pursuant to the first sentence of Paragraph 10(h) below shall have been taken with respect to the Equipment and Inventory; (ii) cause the Equipment to be maintained and preserved in the same condition, repair and working as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual; and forthwith, or in the case of any loss or damage to any of the Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end; and promptly furnish to the Administrative Agent a statement respecting any loss or damage to any of the Equipment; and (iii) promptly pay when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

          (c) As to Receivables.  Borrower shall keep its place(s) of business
              -----------------
and its chief executive office and the office(s) where it keeps its books and records (including those concerning the Receivables) and all original copies of its Assigned Agreements located, in each case, at its address specified in Paragraph 9(a) above, or, upon 30 days' prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions required by the first sentence of Paragraph 10(h) shall have been taken with respect to the Receivables and the Assigned Agreements; not change its name except upon 30 days' prior written notice to the Administrative Agent; hold and preserve such records and chattel paper; and permit representatives of the Administrative Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper. Until such time as the Administrative Agent shall notify Borrower that an Event of Default has occurred and is continuing Borrower shall, in accordance with its customary business practices, continue to collect, at its own expense, all amounts due or to become due to it under the Receivables; provided, however, that the Administrative Agent shall have the right, at any time after notice to Borrower from the Administrative Agent that an Event of Default has occurred and is continuing, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Administrative Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to Borrower thereunder directly to the Administrative Agent and, upon such notification and at the expense of Borrower, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Borrower might have done. After delivery to Borrower of the notice from the Administrative Agent referred to above: (i) all amounts and proceeds (including Instruments) received by Borrower in respect of any Receivables shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from other funds of Borrower, and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsements) to be held as cash collateral and applied as provided by this Borrower Security Agreement; and (ii) Borrower shall not, without the consent of the Administrative Agent, adjust, settle, or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon. After the occurrence and during the continuance of an Event of Default, and at other times with the consent of Borrower (not to be unreasonably withheld), (A) the Administrative Agent may in its own name or in the name of others communicate with account debtors in order to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Receivables and (B) the Administrative Agent shall have the right, at Borrower's expense, to make test verifications of the Receivables in any manner and through any medium that it considers advisable, and Borrower agrees to furnish all such assistance.

          (d) As to Collateral.  Until such time as the Administrative Agent
              ----------------
shall notify Borrower of the revocation of such power and authority, which notice may be given by the Administrative Agent at any time if an Event of Default has occurred and is continuing, Borrower (i) will, at its own expense, endeavor to collect, as and when due in accordance with its customary practices, all amounts due with respect to any of the Borrower Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request or, in the absence of such request, as Borrower may deem advisable, and (ii) may grant, in the ordinary course of business, to any party obligated on any of the Borrower Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Borrower Collateral and may extend or otherwise modify any Receivable. The Administrative Agent, however, may, at any time, after an Event of Default has occurred and is continuing, notify any parties obligated on any of the Borrower Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Borrower Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Administrative Agent, Borrower will, at its own expense, notify any parties obligated on any of the Borrower Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder. The Administrative Agent is authorized to endorse, in the name of Borrower, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Borrower Collateral.

          (e) As to Intellectual Property Collateral.  Borrower shall not,
              --------------------------------------
unless Borrower shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that any of the Patent Collateral is of negligible economic value to Borrower, or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable. Borrower shall not, and Borrower shall not permit any of its licensees to, unless Borrower shall either
(i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that any of the Trademark Collateral is of negligible economic value to Borrower, or (ii) have a valid business purpose to do otherwise, (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral, (C) fail to employ all of the Trademark Collateral registered with any Federal or state or foreign authority with an appropriate notice of such registration, (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral,
(E) use any of the Trademark Collateral registered with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, and (F) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable. Borrower shall not, unless Borrower shall either reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to Borrower, or have a valid business purpose to do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof. Borrower shall notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding Borrower's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same. In no event shall Borrower or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any. political subdivision thereof, unless it promptly informs the Administrative Agent, and upon request of the Administrative Agent, executes and delivers any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of Borrower relating thereto or represented thereby. Borrower shall take all necessary steps, including in any proceeding before the United States Patent and Trademark office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation thereof is a result of either (i) a reasonable and good faith determination by Borrower that the same is of negligible economic value to Borrower or (ii) a valid business purpose. Borrower shall, contemporaneously herewith, execute and deliver to the Administrative Agent agreements in the forms of Exhibit A, Exhibit B and
                                                ---------  ---------
Exhibit C hereto, and shall execute and deliver to the Administrative Agent
---------
any other document required to acknowledge or register or perfect the Administrative Agent's interest in any part of the Intellectual Property Collateral.

          (f) Insurance.  Borrower will maintain or cause to be maintained
              ---------
insurance of the type, in the amounts and with such insurance companies as required under the Credit Agreement. If an Event of Default has occurred and is continuing, all proceeds of all insurance maintained by Borrower and covering the Borrower Collateral shall be paid to the Administrative Agent for application to the payment in full of all outstanding Borrower Obligations.

          (g) Transfers and Other Liens.  Borrower shall not: (i) sell, assign
              -------------------------
(by operation of law or otherwise) or otherwise dispose of any of the Borrower Collateral, except Inventory in the ordinary course of business or as permitted by the Credit Agreement; or create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Borrower Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Borrower Security Agreement and except as permitted by the Credit Agreement.

          (h) Further Assurances, etc.  Borrower agrees that, from time to
              -----------------------
time at its own expense, Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Borrower Collateral. Without limiting the generality of the foregoing, Borrower will: (i) mark conspicuously each chattel paper included in the Receivables, each Related Contract, each Assigned Agreement and, at the request of the Administrative Agent, each of its records pertaining to the Borrower Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such document, chattel paper, Related Contract, Assigned Agreement or Borrower Collateral is subject to the security interest granted hereby; (ii) if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Administrative Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent;
(iii) execute and
file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including, without limitation, any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. 5 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or desirable, or as the Administrative Agent may request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby; (iv) furnish to the Administrative Agent, from time to time at the Administrative Agent's request, statements and schedules further identifying and describing the Borrower Collateral and such other reports in connection with the Borrower Collateral as the Administrative Agent may reasonably request, all in reasonable detail. With respect to the foregoing and the grant of the security interest hereunder, Borrower hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Borrower Collateral, without the signature of Borrower where permitted by law. A carbon, photographic or other reproduction of this Borrower Security Agreement or any financing statement covering the Borrower Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Borrower will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Borrower Collateral pledged or assigned by it hereunder and such other reports in connection with such Borrower Collateral as the Administrative Agent may reasonably request, all in reasonable detail. Borrower hereby covenants and agrees that it will deliver to the Administrative Agent a supplement to Schedule
                                                                        --------
2 to this Agreement promptly upon entering into any additional Assigned
-
Agreement, and each such supplement shall thereupon become for all purposes a part of such Schedule 2. Borrower hereby covenants and agrees that, upon the
             ----------
reasonable request of the Administrative Agent, it will open and maintain lockbox accounts with banks that enter into letter agreements standard and customary in financings of this type with Borrower and the Administrative Agent.

          (i) General Covenants.  Without limiting any of the foregoing
              -----------------
covenants, Borrower agrees (a) to do all acts that may be necessary to maintain, preserve and protect the Borrower Collateral; (b) not to use or permit any Borrower Collateral to be used unlawfully or in material violation of any provision of the Credit Agreement, this Borrower Security Agreement, or any applicable statute, regulation or ordinance or any policy of insurance covering the Borrower Collateral; (c) to pay promptly when due all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any Borrower Collateral except those that are contested in good faith and for which appropriate reserves have been established; (d) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings deemed necessary or appropriate by the Administrative Agent to perfect, maintain and protect its security interest hereunder and the priority thereof;
(e) to appear in and defend any action or proceeding which may affect its title to or the Administrative Agent's interest in the Borrower Collateral; (f) to keep separate, accurate and complete records of the Borrower Collateral and to provide the Administrative Agent with such records and such other reports and information relating to the Borrower Collateral as the Administrative Agent may reasonable request from time to time; (g) not to surrender or lose possession of (other than to the Administrative Agent), sell, encumber, lease, rent, or otherwise dispose of or transfer any Borrower Collateral or right or interest therein except as hereinafter provided or those of the nature permitted under the Credit Agreement, and, to keep the Borrower Collateral free of all levies and security interests or other liens or charges except as permitted under the Credit Agreement; and (h) to account fully for and promptly deliver to the Administrative Agent, in the form received, all documents, instruments and agreements, including, without limitation, stock certificates, constituting Borrower Collateral hereunder and appropriate stock transfer powers endorsed in blank or to the Administrative Agent and all proceeds of the Borrower Collateral received, endorsed to the Administrative Agent as appropriate, and until so delivered all proceeds shall be held by Borrower in trust for the Secured Parties, separate from all other property of Borrower and identified as the property of the Secured Parties.

          11.  Authorized Action by the Administrative Agent.  Borrower hereby
               ---------------------------------------------
irrevocably appoints the Administrative Agent as its attorney-in-fact to do (but the Administrative Agent shall not be obligated to and shall incur no liability to Borrower or any third party for failure so to do), at any time and from time to time following the occurrence of an Event of Default which has not been expressly waived pursuant to the Credit Agreement, any act which Borrower is obligated by this Borrower Security Agreement to do, and to exercise such rights and powers as Borrower might exercise with respect to the Borrower Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Borrower Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Borrower Collateral; (c) insure, process and preserve the Borrower Collateral;
(d) transfer the Borrower Collateral to its own or its nominee's name; and (e) make any compromise or settlement, and take any action it deems advisable, with respect to the Borrower Collateral. Borrower agrees to reimburse the Administrative Agent upon demand for any costs and expenses, including, without limitation, attorneys' fees, the Administrative Agent may incur while acting as Borrower's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations secured hereby. It is further agreed and understood between the parties hereto that such care as the Administrative Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Borrower Collateral when in the Administrative Agent's possession; provided, however, that the Administrative Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Borrower Collateral.

          12.  Administration of the Pledged Shares.  In addition to any
               ------------------------------------
provisions of this Borrower Security Agreement which govern the administration of the Borrower Collateral generally, the following provisions shall govern the administration of the Pledged Shares:

          (a) Until there shall have occurred and be continuing an Event of Default, Borrower shall be entitled to vote or consent with respect to the Pledged Shares in any manner not inconsistent with this Borrower Security Agreement or any document or instrument delivered or to be delivered pursuant to or in connection with any thereof and to receive all dividends paid with respect to the Pledged Shares. If there shall have occurred and be continuing an Event of Default and the Administrative Agent shall have notified Borrower that the Administrative Agent desires to exercise its proxy rights with respect to all or a portion of the Pledged Shares, Borrower hereby grants to the Administrative Agent an irrevocable proxy for the Pledged Shares pursuant to which proxy the Administrative Agent shall be entitled to vote or consent, in its discretion, and in such event Borrower agrees to deliver to the Administrative Agent such further evidence of the grant of such proxy as the Administrative Agent may request.

          (b) In the event that at any time or from time to time after the date hereof, Borrower, as record and beneficial owner of the Pledged Shares, shall receive or shall become entitled to receive, any dividend or any other distribution whether in securities or property by way of stock split, spin-off, split-up or reclassification, combination of shares or the like, or in case of any reorganization, consolidation or merger, and Borrower, as record and beneficial owner of the Pledged Shares, shall thereby be entitled to receive securities or property in respect of such Pledged Shares, then and in each such case, Borrower shall deliver to the Administrative Agent and the Administrative Agent shall be entitled to receive and retain all such securities or property as part of the Pledged Shares as security for the payment and performance of the Borrower Obligations; provided, however, that until there shall have occurred an Event of Default, Borrower shall be entitled to retain any cash dividends paid on account of the Pledged Shares.

          (c) Upon the occurrence of an Event of Default, the Administrative Agent is authorized to sell the Pledged Shares and, at any such sale of any of the Pledged Shares, if it deems it advisable to do so, to restrict the prospective bidders or purchasers to persons or entities who (1) will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or sale of any of the Pledged Shares; and
(2) satisfy the offeree and purchaser requirements for a valid private placement transaction under Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and under Securities and Exchange Commission Release Nos. 33-6383; 34-18524; 35-22407; 39-700; IC-12264; AS-306, or under any similar statute, rule or regulation. Borrower agrees that disposition of the Pledged Shares pursuant to any private sale made as provided above may be at prices and on other terms less favorable than if the Pledged Shares were sold at public sale, and that the Administrative Agent has no obligation to delay the sale of any Pledged Shares for public sale under the Act. Borrower agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. In the event that the Administrative Agent elects to sell the Pledged Shares, or part of them, and there is a public market for the Pledged Shares, in a public sale Borrower shall use its best efforts to register and qualify the Pledged Shares, or applicable part thereof, under the Act and all state Blue Sky or securities laws required by the proposed terms of sale and all expenses thereof shall be payable by Borrower, including, but not limited to, all costs of (i) registration or qualification of, under the Act or any state Blue Sky or securities laws or pursuant to any applicable rule or regulation issued pursuant thereto, any Pledged Shares, and (ii) sale of such Pledged Shares, including, but not limited to, brokers' or underwriters' commissions, fees or discounts, accounting and legal fees, costs of printing and other expenses of transfer and sale.

          (d) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Pledged Shares, or any part thereof, Borrower will execute such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same.

          (e) Nothing contained in this Paragraph 12 shall be deemed to limit the other obligations of Borrower contained in the Credit Agreement or this Borrower Security Agreement and the rights of the Administrative Agent and the other Secured Parties hereunder or thereunder.

          13.  Default and Remedies.  Borrower shall be deemed in default under
               --------------------
this Borrower Security Agreement upon the occurrence of an "Event of Default" under (and as the term "Event of Default" is defined in) the Credit Agreement. Upon the occurrence of any Event of Default which has not been expressly waived pursuant to the Credit Agreement, the Administrative Agent shall at the request and direction of the Lenders (which request and direction must be in writing if so requested by the Administrative Agent), without notice to or demand on Borrower, and in addition to all rights and remedies available to the Secured Parties, at law or in equity or otherwise, (a) foreclose or otherwise enforce the Administrative Agent's security interest for the benefit of the Secured Parties in the Borrower Collateral in any manner permitted by law or provided for in this Borrower Security Agreement; (b) sell or otherwise dispose of the Borrower Collateral or any part thereof at one or more public or private sales at any place or places, including, without limitation, any broker's board or securities exchange, whether or not such Borrower Collateral is present at the place of sale, for cash or credit or future delivery on such terms and in such manner as the Administrative Agent may determine; (c) require Borrower to assemble the Borrower Collateral and/or books and records relating thereto and make such available to the Administrative Agent at a place to be designated by the Administrative Agent; (d) recover from Borrower all costs and expenses, including, without limitation, attorneys' fees, incurred or paid by the Administrative Agent in exercising any right, power or remedy provided by this Borrower Security Agreement or by law; (e) enter into property where any Borrower Collateral or books and records relating thereto are located and take possession thereof with or without judicial process; and (f) prior to the disposition of the Borrower Collateral, prepare it for disposition in any manner and to the extent the Administrative Agent deems appropriate. Borrower shall be given five (5) Business Days' prior notice of the time and place of any public sale or of the time after which any private sale or other intended disposition is to be made, which notice Borrower hereby agrees shall be deemed reasonable notice thereof. Upon any sale or other disposition pursuant to this Borrower Security Agreement, the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Borrower Collateral or portion thereof and transfer to the purchaser thereof the Borrower Collateral or portion thereof so sold or disposed of. Each purchaser at any such sale or other disposition (including any Secured Party) shall hold the Borrower Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Borrower and Borrower specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

          14.  Waiver of Hearing.  Borrower expressly waives any constitutional
               -----------------
or other right to a judicial hearing prior to the time the Administrative Agent takes possession or disposes of the Borrower Collateral upon the occurrence of an Event of Default as provided in Paragraph 13 hereof.

          15.  Cumulative Rights.  The rights, powers and remedies of the
               -----------------
Administrative Agent and any of the Secured Parties under this Borrower Security Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent and any of the Secured Parties by virtue of any statute or rule of law, the Credit Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Administrative Agent's and any of the Secured Parties' security interest in the Borrower Collateral.

          16.  Waiver.  Any forbearance or failure or delay by the
               ------
Administrative Agent in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of the Administrative Agent or any of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by the Administrative Agent or such other Secured Party, as applicable. Borrower waives any right to require any Secured Party to proceed against any person or to exhaust any Borrower Collateral or to pursue any remedy in such Secured Party's power.

          17.  Setoff.  Borrower agrees that each Secured Party may exercise its
               ------
rights of setoff with respect to the Obligations in the same manner as if the Obligations were unsecured.

          18.  Miscellaneous Provisions.  The representations and warranties,
               ------------------------
covenants and agreements set forth in the Credit Agreement are incorporated in this Borrower Security Agreement by this reference.

          19. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS BORROWER SECURITY AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS BORROWER SECURITY AGREEMENT, EACH OF BORROWER AND THE ADMINISTRATIVE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF BORROWER AND THE ADMINISTRATIVE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT
                                                  --------------------
MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS BORROWER SECURITY AGREEMENT. EACH OF BORROWER AND THE ADMINISTRATIVE AGENT WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

          20. EACH OF BORROWER AND THE ADMINISTRATIVE AGENT (R) WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS BORROWER SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF BORROWER AND THE ADMINISTRATIVE AGENT AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF BORROWER AND THE ADMINISTRATIVE AGENT FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS BORROWER SECURITY AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS BORROWER SECURITY AGREEMENT.

          EXECUTED as of the day and year first above written.

                          DOLLAR FINANCIAL GROUP, INC.,
                          a New York corporation



                          By:
                             ------------------------------------------------
                                   Richard S. Dorfman
                                   Chief Financial Officer

                          WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent

                          By:
                             ------------------------------------------------
                                   Luann Bangsund
                                   Senior Vice President

                         LIST OF SCHEDULES AND EXHIBITS


Schedule 1          Pledged Shares

Schedule 2          Assigned Agreements

Schedule 3          Notes Receivables

Schedule 4          Deposit Accounts

Schedule 5          Copyrights and Copyright Licenses

Schedule 6          Patents and Patent Licenses

Schedule 7          Trademarks and Trademark Licenses

Schedule 8          Trade Secret Licenses

Schedule 9 Locations of Equipment, Inventory, Lockboxes, Places of Business, Chief Executive Office, Books and Records, and Assigned Agreements


Exhibit A           Supplemental Security Agreement (Trademarks)

Exhibit B           Supplemental Security Agreement (Patents)

Exhibit C           Supplemental Security Agreement (Copyrights)

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